LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.

on behalf of

LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

(the “fund”)

Supplement Dated November 1, 2006

to

Prospectus Dated February 28, 2006

The following information supplements and supercedes as of the date indicated any contrary information contained in the fund’s Prospectus.

The fund’s Board has approved a number of changes in the way that the fund will be managed, effective December 1, 2006.

Principal Investment Strategies

The fund will continue to invest, under normal circumstances, at least 80% of the value of its net assets in adjustable rate securities and up to 20% of its net assets in fixed income securities. However, under the revised investment strategy, the fund will be permitted to invest up to 20% of its net assets, including any borrowings, in investments that are rated below investment grade or, if unrated, deemed to be of comparable credit quality by the fund’s sub-adviser, Western Asset. Securities rated below investment grade are commonly referred to as “junk bonds.” Prior to the change, the fund was permitted to invest in investment grade securities only. In addition the fund may invest in bank loan instruments, including those rated below investment grade.

The sections entitled “Principal investment strategies—Key investments” and “Principal investment strategies—Credit quality” are accordingly modified.

The fund’s investment objective will continue to be to seek to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Principal risks of investing in the fund

Because the fund’s revised investment strategy permits investment in debt securities rated below investment grade, and in bank loan instruments, the fund will be subject to risks in addition to those set forth in the Prospectus. You should be aware that:

•	Debt securities rated below investment grade, or “junk bonds,” are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

•	In a loan participation, the fund assumes the credit risk of both the borrower and the lender, and the fund could lose money in the event of a default. Below investment grade loans have a higher risk of default. Loan participations or assignments may be difficult to value and dispose of, particularly if the fund invests in below investment grade loans.

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